UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
May 15, 2015 (November 21, 2014)

BREITBURN ENERGY PARTNERS LP

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Breitburn Energy Partners LP (the “Partnership”) on November 21, 2014 in connection with its merger with QR Energy, LP (“QRE”), which was completed on November 19, 2014, to provide updated pro forma financial information with respect to the merger. No other amendments to the Current Report on Form 8-K filed on November 21, 2014 are being made by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

The unaudited pro forma combined statement of operations of the Partnership for the year ended December 31, 2014, and the related notes thereto, which give effect to the merger as if it had occurred on January 1, 2014, are attached hereto as Exhibit 99.1.

(d)	Exhibits.

Exhibit Number	Description

99.1	The unaudited pro forma combined statement of operations of Breitburn Energy Partners LP for the year ended December 31, 2014, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS LP

By:	Breitburn GP LLC, its general partner

By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer

Date: May 15, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	The unaudited pro forma condensed combined statement of operations, and the notes thereto, of Breitburn Energy Partners LP for the year ended December 31, 2014.